EXHIBIT 32

CERTIFICATIONS
PURSUANT TO 18 USC SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Rory Byrne and Jacinta Devine, as Chief Executive Officer and Chief Financial Officer, respectively, of Dole plc (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2026, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026	By: /s/ Rory Byrne
Name: Rory Byrne
Title: Chief Executive Officer

Date: August 10, 2026	By: /s/ Jacinta Devine
Name: Jacinta Devine
Title: Chief Financial Officer